Exhibit 10.56


                           PANAMERICAN BEVERAGES, INC.

                             STOCK OPTION AGREEMENT


1.   GRANT OF OPTION.

     1.1 OPTION. Panamerican Beverages, Inc., a Panamanian corporation (together with its successors and assigns, the "Company") hereby grants to William G. Cooling (the "Optionee"), as of November 10, 2000 (the "Grant Date"), an option to purchase an aggregate of 350,000 shares (the "Shares") of the Company's Class A Common Stock, par value of $.01 per Share, at a price of $14.25 per Share, in accordance with the terms and conditions set forth in this Agreement.

     1.2 EMPLOYMENT AGREEMENT AND DEFINED TERMS. This option is granted pursuant to the Employment Agreement dated as of October 6, 2000, between the Optionee and the Company (the "Employment Agreement"). Capitalized terms not defined in this Agreement shall have the meanings ascribed to them in the Employment Agreement. In the event of any conflict between any of the terms of the Employment Agreement and any of the terms of this Agreement, the terms of this Agreement shall control.

     1.3 VESTING. This option shall be fully vested, fully exercisable, and wholly nonforfeitable ("Vested") as to 50% of the Shares (i.e., 175,000 Shares) as of the Grant Date. This option shall become Vested as to all remaining Shares on the earliest to occur of (a) November 10, 2001, (b) the first Change in Control that occurs after the Grant Date and (c) the appointment of a new full-time Chief Executive Officer for the Company. Upon (i) any termination of the Optionee's employment under the Employment Agreement for Cause (as defined in, and determined in accordance with, the Employment Agreement) prior to the first Change in Control that occurs after the Grant Date or (ii) any Voluntary Termination prior to the earlier to occur of (x) the first Change in Control that occurs after the Grant Date and (y) the appointment of a new full-time Chief Executive Officer for the Company, this option shall expire with respect to any Shares as to which it is not Vested as of the Termination Date.

2.   EXERCISE PROCEDURES.

     2.1 METHOD OF EXERCISE. This option may be exercised from time to time with respect to any Shares for which it is then Vested by delivery of written notice of exercise to the Company from (x) the Optionee, (y) any Permitted Transferee (as defined in Section 5(b)) or (z) any authorized representative of any of the foregoing. Such notice shall specify the total number of Shares to be purchased; shall be accompanied by payment in full (or an arrangement for payment in full) of the aggregate purchase price for such Shares in accordance with Section 3; and may be in the form attached hereto as Exhibit A (or any successor to such form). Such exercise shall be effective upon delivery to the Company of such written notice together with the required payment (or arrangement for payment). This option may be exercised for less than the full number of Shares for which the option is then exercisable, provided that no such exercise may be for any fractional share. In the event that this option is being exercised by (a) any Permitted Transferee or (b) any authorized representative of the Optionee or of a Permitted Transferee, the notice shall be accompanied by proof (reasonably satisfactory to the Company) of the right of such Permitted Transferee or representative to exercise this option.

     2.2 DELIVERY OF SHARES. The Company shall, upon notice of exercise in accordance with Section 2.1 and payment in accordance with Section 3 of the aggregate purchase price for the number of Shares purchased, make prompt delivery of such Shares to the Optionee (or Permitted Transferee or authorized representative, if applicable) and pay all original issue and transfer taxes and all other fees and expenses incident to such delivery. The Company shall deliver cash in lieu of any fractional Share. The Company shall at all times reserve, or otherwise have available, a number of fully registered Shares sufficient to provide for the exercise in full of this option. All securities delivered upon any exercise of this option shall be (a) duly authorized, validly issued, fully paid and nonassessable, (b) fully registered or otherwise qualified for sale, and for resale, under all applicable state and Federal securities laws (e.g., on SEC Form S-3) to the extent that other securities of the same class issued by the Company are then so registered or qualified and (c) listed or otherwise qualified for trading on any national securities exchange or national securities market on which securities of the same class issued by the Company are then so listed or qualified.

     2.3 TAX WITHHOLDING. The Company's obligation to deliver securities upon an exercise of this option shall be subject to the Optionee's satisfaction of all applicable Federal, state and local tax withholding requirements (the "Tax Obligations"). The Optionee may satisfy any Tax Obligation (i) in any of the manners provided in Section 3 below for payment of the aggregate purchase price,
(ii) solely with respect to minimum statutory tax withholding obligations, by authorizing the Company to withhold securities issued by the Company that would otherwise be delivered to the Optionee upon such exercise, with such securities valued at their Fair Market Value on the date of exercise, (iii) through a full-recourse, interest-bearing promissory note in favor of the Company on such terms and conditions as the Company may reasonably establish, or (iv) by any combination of (i), (ii) and (iii). For purposes of this Agreement, "Fair Market Value", when used in respect of a security as of a specified date, shall mean the closing price of such security on the principal national securities exchange or national market system on which such security is then traded, at the conclusion of regular trading on the first trading day immediately preceding the date in question, or, if there shall be no reported transaction on such day, at the conclusion of regular trading on the next preceding trading day for which a transaction was reported; provided that if such security is not then listed or traded on any national securities exchange or national market system, Fair Market Value of such security shall mean fair market value as of the date in question as determined reasonably and in good faith by the Company, without discount for lack of liquidity, lack of control, minority status, contractual restrictions, and similar factors.

3.   PAYMENT FOR SHARES.

     3.1 Method of Payment. Payment of the aggregate purchase price for Shares purchased upon an exercise of this option may be made (a) by delivery to the Company of cash, a wire transfer of funds, or a check payable to the order of the Company in an amount equal to the purchase price of such Shares, (b) by delivery to the Company of securities issued by the Company then owned by the Optionee (or Permitted Transferee, if applicable) for at least six months having an aggregate Fair Market Value on the date of delivery equal to the purchase price of such Shares, (c) through reasonable cashless exercise procedures that are from time to time established by the Company and that afford the Optionee (or Permitted Transferee, if applicable) the opportunity to sell immediately some or all of the Shares underlying the exercised portion of this option in order to generate sufficient cash to pay the option purchase price or (d) in any other fashion that is reasonably acceptable to the Company, such as by any combination of (a) through (c).

     3.2 Delivery of Tendered Securities. Payment by delivery of securities issued by the Company may be effected by delivering one or more stock certificates or by otherwise delivering securities to the Company's reasonable satisfaction (including, without limitation, through an "attestation" procedure that is reasonably acceptable to the Company), in each case accompanied by such endorsements, stock powers, signature guarantees or other documents or assurances as may reasonably be required by the Company. If a certificate or certificates or other documentation representing securities in excess of the amount required are delivered, a certificate (or other satisfactory evidence of ownership) representing the excess number of securities shall be returned by the Company.

4. TERM AND EXPIRATION. This option shall remain exercisable as to any Shares for which it has become Vested until the earlier of (a) November 10, 2004 and
(b) the ninetieth (90th) day following (i) any termination of the Optionee's employment under the Employment Agreement for Cause (as defined in, and determined in accordance with, the Employment Agreement) or (ii) any Voluntary Termination prior to the earliest to occur of (x) November 10, 2001, (y) any Change in Control that occurs after the Grant Date and (z) the appointment of a new full-time Chief Executive Officer for the Company, at which time this option shall expire.

5. TRANSFER RESTRICTIONS.

     5.1 Except to the extent otherwise provided in Section 5.2, this option may not be sold, pledged or otherwise transferred (whether by operation of law or otherwise and whether in whole or in part) and any attempt to do so shall be null and void. This option shall not be subject to sale under execution, attachment, levy or similar process.

     5.2 This option may be transferred, in whole or in part, (a) gratuitously to any "family member" of the Optionee as the term "family member" is defined as of the Grant Date in Section A(1)(a)(5) of the General Instructions to SEC Form S-8, (b) by the Optionee in any transfer described in clause (ii) of such Section, (c) by will or (d) by the laws of descent and distribution (any recipient of any such transfer being a "Permitted Transferee"). Any Permitted Transferee shall succeed to all of the rights and obligations of the Optionee under this Agreement with respect to the portion of the option transferred to such Permitted Transferee.

6.   ADJUSTMENTS.

     6.1 In the event of the occurrence, on or after the Grant Date, of any merger, consolidation, combination, reorganization, recapitalization, spin-off, split-up, exchange of securities, liquidation, dissolution, share split, share dividend, other distribution of securities or other property in respect of Shares or other securities (other than ordinary recurring cash dividends), or other change in corporate structure or capitalization affecting the rights or value of the securities then subject to this option, appropriate adjustment(s) shall promptly be made in the number and/or kind of securities subject to this option and/or in the exercise price and/or in other terms and conditions of this option, and/or appropriate provision(s) shall promptly be made for supplemental payments of cash, securities and/or other property, so as to avoid dilution or enlargement of the rights of the Optionee and of the economic opportunity and value represented by this option. If any transaction or event occurs that may require an adjustment pursuant to this Section 6.1, the Company shall promptly deliver to the Optionee a notice that (a) describes in reasonable detail (x) the substance of such transaction or event and (y) the method by which the required adjustment (if any) was calculated or otherwise determined (or the reasons why no adjustment was required) and (b) specifies the adjustment (if any) made.

     6.2 In the event that holders of securities of any class that is then subject to this option receive cash, securities or other property in respect of such securities in connection with a Change in Control transaction, the Company shall use its best efforts to enable the Optionee, if he so elects, (or Permitted Transferee, if applicable) to exercise this option at a time and in a fashion that will entitle him to receive in exchange for any securities thus acquired the same consideration as is received in such Change in Control transaction by other holders of securities of that class.

7. THE OPTIONEE'S REPRESENTATIONS. The Optionee represents and warrants to the Company as follows:

     7.1 The Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.

     7.2 The Optionee has been furnished with, and has had access to, such information as he considers necessary or appropriate for deciding whether to invest in the Shares, and the Optionee has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Shares.

     7.3 The Optionee has not relied on any statements or representations of the Company or any of its agents concerning the Federal, state, local or foreign tax consequences of the transactions contemplated by the Agreement (including, without limitation, the grant, Vesting or exercise of this option or the sale of Shares or other securities delivered by the Company pursuant to any exercise of this option) and acknowledges that the Company has not undertaken to structure any aspect of such transactions so as to assure reduction or elimination of the Optionee's or any Permitted Transferee's tax liabilities.

8.   MISCELLANEOUS PROVISIONS.

     8.1 Neither the Optionee (nor any Permitted Transferee, if applicable) shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee (or Permitted Transferee, if applicable) has become entitled to receive such Shares by exercise in accordance with Sections 2 through 4.

     8.2 Any claim or dispute arising out of or relating to this Agreement shall be resolved by binding arbitration in accordance with Section 13 of the Employment Agreement.

     8.3 All notices and other communications relating to this Agreement shall be given as provided in Section 14 of the Employment Agreement.

     8.4 Each Party shall, subject to the satisfaction of such reasonable conditions as such Party may reasonably establish, promptly take any action that the other Party reasonably requests and that is necessary to accomplish the purposes of this Agreement.

     8.5 When a specified consequence (e.g., Vesting or expiration) is required under this Agreement to occur on a specified day or date, the Parties agree that such consequence shall be deemed to occur at 11:59 p.m. (Miami time) on such day or date.

     8.6 Sections 9, 11(b),  12(a),  15(a), 15(b), 15(c), 15(d) (second sentence only), 15(e), 15(g) and 15(h) of the Employment Agreement shall be deemed incorporated herein in full, with references therein to the "Executive" being deemed to be references to the Optionee (and/or Permitted Transferees, if applicable) and with references therein to the "Agreement" being deemed to be references to this Agreement.



PANAMERICAN BEVERAGES, INC.               WILLIAM G. COOLING:

By: ----------------------                -------------------------
                                          (Signature)
Name:

Title:

                                                                       EXHIBIT A

                           PANAMERICAN BEVERAGES, INC.

                       Notice of Exercise of Stock Option


Attn:                                           Tel.
                                                Fax.
Panamerican Beverages, Inc.



I hereby elect to purchase (enter whole number) shares of Class A Common Stock of Panamerican Beverages, Inc. in exercise of the stock option granted to William A. Cooling pursuant to the Stock Option Agreement between Mr. Cooling and Panamerican Beverages, Inc. dated as of November 10, 2000 (the "Agreement") at the option exercise price of $14.25 per share.

AUTHORIZED PERSON. I certify that I am the person to whom the option was granted, or the guardian or legal representative of such person, or a person (or an authorized representative of a person) who has acquired the right to exercise this option in accordance with Section 5.2 of the Agreement (a "Permitted Transferee"). I am (select one):

___ the OPTIONEE.

___ an HEIR OR DEVISEE OF THE OPTIONEE.   I have  attached  proof of my right to
    exercise the option.

___ a PERMITTED TRANSFEREE OF THE OPTION. I have attached proof of my right to exercise the option.

___ AN AUTHORIZED REPRESENTATIVE OF ONE OF THE FOREGOING. I have attached proof of my right to exercise the option.



PURCHASE PRICE. I am paying the purchase price in the following form (select one):

___ CASH. I have attached a check, bank draft or money order (payable to the order of Panamerican Beverages, Inc.) for the full purchase price.

___ WIRE. I have wired the full purchase price to the Company's account.

___ STOCK. I have attached certificates representing shares of Class A Common Stock of Panamerican Beverages, Inc. (the "Stock") (endorsed in blank) with a Fair Market Value (as defined in the Agreement) equal to the full purchase price. By signing below, I certify that I am the owner of (or authorized representative of the owner of) the attached shares, free and clear of all liens, security interests and other restrictions or encumbrances, and that I (or the owner) have owned the Stock for at least six (6) months.

___ CASH THROUGH A BROKER. The full purchase price will be remitted to Panamerican Beverages, Inc. on my behalf by my broker, (enter name of brokerage firm).

___  ANOTHER METHOD APPROVED BY THE COMPANY.

___  A COMBINATION OF THE FOREGOING.



Stock certificates(s) for the shares purchased will be delivered to you as soon as practicable after this Notice is received and the associated Tax Obligations (as defined in the Agreement) have been satisfied.



--------------------                            ---------------------------
Date                                            Signature